UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 22, 2000
                                (Date of report)


                                    USEC INC.
             (Exact name of Registrant as specified in its charter)



   DELAWARE                        001-14287                     52-2107911
  (State of                   (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)



                               2 DEMOCRACY CENTER
                              6903 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
          (Address of principal executive offices, including zip code)



                                 (301) 564-3200
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

          On June 21, 2000, the registrant issued the attached news releases reporting the decision to cease uranium enrichment operations at the Portsmouth Gaseous Diffusion Plant and related matters.

          The news releases are included as exhibits to this report and are incorporated into this Item 5 by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          (99.1)    News release dated June 21, 2000.

          (99.2)    News release dated June 21, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USEC INC.


                                        By:  /s/ Henry Z Shelton, Jr.
                                             -----------------------------------
                                             Henry Z Shelton, Jr.
                                             Senior Vice President and
                                               Chief Financial Officer

Date:  June 22, 2000

                                  EXHIBIT INDEX


Exhibit No.             Description

(99.1)                  News release dated June 21, 2000.

(99.2)                  News release dated June 21, 2000.